UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2021

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 15, 2021, the board of directors of iCAD, Inc. (the “Company”) approved an amendment (the “Amendment”) of the Company’s 2016 Stock Incentive Plan as amended December 2018 (the “Plan”). The sole effect of the Amendment is to increase the number of shares authorized for issuance under the Plan by 900,000, from 2,600,000 shares to 3,500,000 shares. The Amendment is subject to approval by the Company’s stockholders (the “Approval”), and will be submitted for approval at the Company’s 2021 annual meeting of stockholders. A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Plan provides for the grant of any or all of the following types of awards to directors, officers, employees, consultants and other service providers of the Company: (i) non-qualified stock options and incentive stock options, (ii) stock appreciation rights, (iii) restricted stock awards and restricted stock units, (iv) unrestricted stock awards, (v) cash-based awards, (vi) performance share awards and (vii) dividend equivalent rights. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan. The Plan was filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 20, 2018, and is incorporated herein by reference.

On February 15, 2021, the Company awarded options to purchase an aggregate of 118,500 shares of common stock (the “Awards”) to its executive officers. The Awards are subject to the Approval of the Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.l	Amendment to 2016 Stock Incentive Plan as amended December 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Michael Klein
Michael Klein Chief Executive Officer

Date: February 19, 2021